Other operating income	6 Months Ended
Jun. 30, 2024
Other operating income
Other operating income

4Other operating income

The analysis of the Group’s other operating income for the period is as follows:

		6 months ended
	6 months ended	June 30,
	June 30,	2023
	2024	(as restated)
	£ 000	£ 000
Rolls-Royce settlement	27,910	—
Government grants	4,113	1,874
R&D tax relief	740	987
	32,763	2,861

Rolls-Royce settlement

Effective May 22, 2024, the Company entered into an agreement with Rolls-Royce to terminate the contract with Rolls-Royce to design an Electric Propulsion Unit (EPU). Pursuant to the agreement, the Company received a cash payment from Rolls-Royce for an amount equal to $34 million. In addition, the Company also received a non-cash transfer of 1.4 million of the Company’s own ordinary shares valued at $1 million recognised within a treasury shares reserve.

4Other operating income (continued)

Government grants

Government grants relate to amounts receivable from the Aerospace Technology Institute (ATI) relating to the research and development of eVTOL technologies. The grant is made to fund research and development expenditure and is recognized in other operating income in the period to which the expense relates.

R&D tax relief

The Company receives R&D tax relief relating to the UK R&D expenditure credit (RDEC), which is reported within Other operating income. The Company also receives UK small and medium-sized enterprise (SME) R&D tax relief, which is reported within Income tax credit.